Exhibit 32.1


                     WorldNet, Inc. of Nevada

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officer of WorldNet, Inc. of Nevada (the "Company") certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(a) the quarterly report on Form 10-QSB of the Company for the quarter ended June 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/ Donald R. Mayer
Date: August 8, 2006                ____________________________________
                                    Donald R. Mayer
                                    Principal Executive Officer
                                    Principal Financial Officer